UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 2, 2016

(Date of earliest event reported)

FOUR CORNERS PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37538

Maryland	47-4456296
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

591 Redwood Highway, Suite 1150, Mill Valley, California 94941

(Address of principal executive offices, including zip code)

(415) 965-8030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Four Corners Property Trust, Inc. (the “Company”) and its subsidiary, Four Corners Operating Partnership, LP (“Borrower”), are parties to a Revolving Credit and Term Loan Agreement dated November 9, 2015 (the “Loan Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent (“Administrative Agent”), and the lenders (the “Lenders”) and other agents party thereto, which provides for a revolving credit facility in an aggregate principal amount of $350.0 million and a term loan facility in an aggregate principal amount of $400.0 million.

On August 2, 2016, the Company and its subsidiary, Four Corners GP, LLC (the “GP”), entered into a parent guaranty agreement (the “Guaranty”), pursuant to which the Company and the GP guaranteed the payment and performance of all obligations under the Loan Agreement. The Company also entered into an Omnibus Agreement and Waiver amendment agreement to the Loan Agreement on August 2, 2016 (the “Loan Agreement Amendment”) for the purpose of, among other things, implementing certain amendments in relation to the Company and the GP becoming guarantors.

The foregoing descriptions of the Loan Agreement Amendment and the Guaranty are qualified in their entirety by the complete text of the Loan Agreement Amendment and Guaranty, which are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d)	The following exhibits are attached to this Current Report on Form 8-K

10.1	Omnibus Amendment and Waiver, dated as of August 2, 2016, among Four Corners Operating Partnership, the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administration Agent.

10.2	Guaranty, dated August 2, 2016, by Four Corners Property Trust, Inc. and Four Corners GP, LLC, for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ William H. Lenehan
William H. Lenehan Chief Executive Officer

Date: August 4, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Omnibus Amendment and Waiver, dated as of August 2, 2016, among Four Corners Operating Partnership, the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administration Agent.

10.2	Guaranty, dated August 2, 2016, by Four Corners Property Trust, Inc. and Four Corners GP, LLC, for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent.